Exhibit 99.1 Investor Presentation September 2019

DISCLAIMER Certain statements contained herein that are not historical facts, including multi-year profit improvement estimates, the success and future features of our connected accessories and future financial guidance, constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 and involve a number of risks and uncertainties. The actual results of the future events described in such forward-looking statements could differ materially from those stated in such forward-looking statements. Among the factors that could cause actual results to differ materially are: changes in economic trends and financial performance, changes in government regulation and tariffs, changes in consumer demands, tastes and fashion trends, lower levels of consumer spending resulting from a general economic downturn, shifts in market demand resulting in inventory risks, changes in foreign currency exchange rates, risks related to the success of the multi-year profit improvement initiative, risks related to our connected accessories and the outcome of current and possible future litigation, as well as the risks and uncertainties set forth in the Company’s Annual Report on Form 10-K for the fiscal year ended December 29, 2018 filed with the Securities and Exchange Commission (the “SEC”). These forward-looking statements are based on our current expectations and beliefs concerning future developments and their potential effect on us. While management believes that these forward-looking statements are reasonable as and when made, there can be no assurance that future developments affecting us will be those that we anticipate. Readers of this presentation should consider these factors in evaluating, and are cautioned not to place undue reliance on, the forward-looking statements contained herein. The Company assumes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events, or otherwise, except as required by law. 2

Business & Industry Overview 3

FOSSIL GROUP AT A GLANCE Portfolio Of Brands Multi-Category 50+ Countries Traditional Smartwatch Leathers Jewelry Watch Integrated Sourcing and Design Multi-Channel Distribution Digital Focus Technology Retail + Design E-Commerce = Fashion Tech Wholesale 4

INVESTMENT HIGHLIGHTS Uniquely Positioned To ‘Own The Wrist’ Across Multiple Platforms • Leader in the growing “multi-segment” watch category - Traditional watches: $33 Billion market, with expansion in emerging markets - Connected Wearables: $14 Billion market, expected to reach $33 Billion by 2021 • Leading the convergence of style and technology to become the fashion gateway to wearable technology • Portfolio of powerful brands reaching across consumer types • Significant competitive strengths in design, innovation, owned global distribution, and scale • Initiatives in place to drive double digit operating margins over time as sales stabilize • Strengthened balance sheet and positive cash flow Market Size Data Source: Market model – IDC, Euromonitor International (2017), analyst reports, press search, expert interviews 5

GLOBAL WATCH MARKET GROWTH High growth and significant size - highly attractive 227 2021 Market Size And Projected Growth By Product Type And Country Some growth and/or size - somewhat attractive Highlight 124 (Below $1,000) 61 Declining market - less attractive USD, Billions 120 USA Mexico Brazil UK Germany France China India S Korea 110 101 87 69 55 Overall 231 Market Highlight 226 207 79 129 Display 189 113 176 Hybrid 158 54 77 110 Traditional 0 176 Detailed Data Redacted To Protect Proprietary Information 80 SOURCE: Euromonitor (2017) with Wearables assumptions based on IDC Quarterly Wearable Device Tracker (through 2017 Q4) 6

SIGNIFICANT MARKET OPPORTUNITY Fossil Group’s Addressable Market Expected To Increase By Nearly 50% • Adding technology has enabled Fossil Group to expand the addressable market to include not only traditional fashion watches but also the connected wearables category • Fossil Group is even more competitively advantaged today and positioned to gain share as the two wrist businesses of traditional watches and connected wearables expand Global Watch Retail Sales (RSP <$1,000) (USD in billions) Smartwatch Hybrid Traditional Category $69 CAGR: $25 20% (36%) $47 $12 $8 41% $2 (25%) (11%) (5%) $36 $33 2% (70%) (53%) 2017 2021E Source: Market model – IDC, Euromonitor International (2017), analyst reports, press search, expert interviews 7

COMPETITIVE ADVANTAGES 227 Highlight 124 61 Horizontal Advantage Vertical Advantage Technology Advantage 120 110 101 87 69 Design Innovation 55 Team 231 Highlight 226 Sourcing 207 Display Platform 79 Distribution 129 189 Partnerships 113 Retail 176 158 Hybrid 54 77 110 0 176 80 8

DIVERSIFIED PORTFOLIO OF BRANDS Proprietary Brands Brand Categories Affiliation since Brand Categories Affiliation since  Watch  N/A  Watch  1990  Leather  Leather  Jewelry  Accessories  Accessories  Watch  2001  Watch  2012  Accessories  Watch  2004  Watch  2015 Licensed Brands Brand Categories Affiliation Since Expiration Date Brand Categories Affiliation Since Expiration Date  Watch  2015  2025  Watch  2015  2020  Watch  2004  2024  Watch  2000  2024  Jewelry  Jewelry  Watch  2013  2023  Watch  2000  2025  Jewelry  Watch  2018  2028  Watch  2008  2023  Watch  2018  2023  Watch  1997  2023  Jewelry 9

REGIONAL GROWTH OPPORTUNITES • Connected growth in the U.S. • Direct to Consumer expansion across the region, Americas including owned and 3rd party e-commerce • Canada and Mexico growth across watch categories • Further connected expansion in major markets • E-commerce growth across Eurozone markets Europe • Owned brand expansion in Germany and France • Revitalize the jewelry category • Accelerate growth in China and India • Leverage significant e-commerce marketplace opportunities Asia • Capture traditional watch share through global power brands • Establish the jewelry category 10

Illustrative DIVERSE SOURCES OF PROFITABILITY Profitability by Product Profitability by Geography (%) (%) APAC 1 1 Americas Jewelry2 Traditional EMEA Watches Americas Other Leathers Connected Watches Contribution Margin Contribution Margin Revenue Contribution Revenue Contribution Profitability by Channel Profitability by Brand Traditional (%) (%) Watches 1 1 Licensed Wholesale E- Retail Brands Commerce Owned Brands Wholesale Retail E- Commerce Contribution Margin Contribution Margin Revenue Contribution Revenue Contribution Note: Charts are for illustrative purposes only; based on FY 2018 results 1. Contribution margin includes channel specific marketing and operating expenses 2. Jewelry sales have been normalized to exclude non-recurring impact of liquidation and other items related to transitioning jewelry line to more premium fashion pieces 11

Our Core Strategies 12

2019 STRATEGIC INITIATIVES We remain focused on stabilizing and returning our core watch business to growth through enhanced product innovation and investments in our e-commerce and digital opportunities, supported by transforming our business model and driving efficiencies throughout the Company Overarching 2019 Objectives 1 Drive product innovation Improve 2 Expand e-commerce and digital marketing 4 profitability 3 Transform business model 13

1 INNOVATE PRODUCT OFFERING Our objective is to continuously innovate our product offering through the infusion of both design and technology 14

1 INNOVATE PRODUCT OFFERING The Watch Category Is Evolving Quickly Product From clear cut …to a scaled offering based on feature category product groups… set Basic timepiece Minimalist, simple, stylish A basic timepiece for Multifunction, automatic Traditional function and a stylish complex case / dial accessory for fashion Minimum hybrid offering with basic connectivity A classic watch Hybrid+ Hybrid equipped with tech for the modern world Minimal feature opening price display A display watch with Comprehensive display comprehensive tech offering Smart offering to stay connected, track fitness, and monitor wellness Advanced display Full features connected wearables 15

1 CONNECTED PRODUCT EVOLUTION

Fossil Group continues to deliver significant innovations in the Connected Wearables space

Key Feature Trends	Overall Assortment Strategy



Health & Wellness



Connectivity



Voice Assistant


LTE
$345+
Gen 5
$295+
Opening Price Point Display
$199+
Hybrid / Hybrid+
$155+

- Focus distribution with Direct, CE, and Carriers

- Full featured smartwatches
- Leverage enhancements including battery life and iPhone compatibility improvements

- Drive higher volume unlocking sharp price points

- Reinvigorate category with new designs and innovation

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1 CONNECTED GEN 5 PRODUCT FEATURES

Enhanced product features and software experiences put Fossil Group devices on parity with key competitors

Product Features



HEART RATE + FITNESS TRACKING
Track heart rate during workouts and throughout the day



NOTIFICATIONS
Receive call, text, email, app alerts and more



SPEAKER + MICROPHONE
Answer tethered calls, talk to and hear back from Google Assistant



SWIMPROOF
Users can keep their watches on while in the pool or shower



BUILT-IN GPS
Track distance, laps, pace and view run routes

INCREASED STORAGE + MEMORY
Download more content, music, and apps to the device



NFC PAYMENTS
Quick payments with a tap of the wrist


Qualcomm snapdragon

QUALCOMM SNAPDRAGON 3100
New processor optimizes power usage

Software Enhancements

SMART BATTERY MODES
Users can easily alter settings to achieve 2-3 days of battery life



BRANDED SOFTWARE
Unique branded microapps and customizable watch faces

HEALTH & WELLNESS USE CASES
Leveraging Google updates and partnerships to unlock sleep tracking and enhanced wellness metrics

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2 EXPAND ECOM & DIGITAL MARKETING Transitioning to SalesForce Marketing Cloud will allow the Company to scale and simplify E-Comm and CRM Integrated E-Commerce, Marketing, and CRM System Customer Database Growth Customer Engagement Purchase Frequency Drive E- Increase Comm and Revenue In-Store Basket Traffic Size Speed to Market Operational Efficiency Personalized Customer Experience Personalized Customer Decrease Drive Cost Per Cost Efficiency Acquisition Fossil's integrated E-Commerce and marketing platform will enhance E-Commerce growth in new countries and more efficiently target new customers at a faster speed and lower cost 18

2 EXPAND ECOM & DIGITAL MARKETING • Media spend mix continues to shift digital, with more than 90% of working marketing spend invested in digital channels, including social media, digital media, and paid search • Continuing to expand celebrity influencer activity along side hundreds of additional brand ambassadors and activation partners to expand reach through segmented, Digital engagement-driven storytelling Approach • Fossil Brand was recognized in the top 10 among all U.S. specialty retail brands in Gartner's L2 rankings of Digital IQ based on: - Site and omni-channel capabilities - Digital marketing - Social media - Mobile capabilities 19

3 TRANSFORM BUSINESS MODEL The Industry is Evolving… Product category Geographic market Purchase channel More than 2 of every 5 wrists Developing countries Over 50% of watch sales will be wearing will make up almost 2/3 will take place online some form of connected watch of the traditional watch market (both owned and third-party) Connected Traditional Developed Developing Retail WS E-commerce 14% 13% 30% +17% 37% 47% 43% 35% 48% 70% +6% +14% 63% 53% 57% 52% 38% 2017 2021 2017 2021 2017 2021 Source: Euromonitor International with connected wearables assumptions based on IDC Quarterly Wearable Device Tracker (through 2017 Q4); 2018 Consumer Research 20

3 TRANSFORM BUSINESS MODEL Raising the game on New World Fossil (“NWF”) with NWF 2.0 What we’ve accomplished… Sustaining and expanding impact… NWF 1.0: Right-Sizing NWF 2.0: Transform To Grow • Right-size organization given recent market • Refocus organization on prioritized shifts and financial realities consumer and market opportunities for growth • Focus on operational and organizational efficiencies for cost savings • Create long-term process and system enhancements to maintain momentum • Cross-functional initiatives driving savings in… • Key opportunities in… - Design to value - Speed to market - Sourcing negotiations and procurement - Strategic sourcing - Component cost take-outs - Procurement technology and process - Pricing and trade optimization The detailed roadmap for NWF 2.0 is currently under development - this will guide our continued efforts through 2020 and beyond 21

3 NEW WORLD FOSSIL New World Fossil 1.0 Primary Drivers of New World Cumulative Run-Rate Financial Impact Fossil (USD in millions) $200M • Improved design for value $140M • Product sourcing • Category and pricing management $80M • Indirect spending management • Organizational efficiencies 2017 2018 2019 While the detailed roadmap for NWF 2.0 is currently under development, the initial work indicates the savings benefits are expected to be similar to NWF 1.0 22

4 IMPROVE PROFITABILITY • Core sales trends improving - Innovative technology and designs driving connected offset by reduced liquidation sales - Store closures, business exits, and currency negatively impacting 2019 sales performance approximately 500 basis points • EBIT margins expanding before negative impact of currency - New World Fossil delivering gross margin and operating expense enhancements • Initial sales stabilization begins - Connected growth offsets moderating declines in traditional watches - International and Direct Channel growth scales to offset traditional wholesale declines 2020 & - Continued rationalization of retail store footprint offset by growth in e- Beyond commerce • EBIT margin expansion - Expanded New World Fossil initiatives deliver gross margin and SG&A improvements 23

4 IMPROVING BALANCE SHEET (1) (1) Year Ending Net Debt Quarter Ending Net Debt $ millions $ millions 519 339 215 (7) (44) 2 EOY 2015 EOY 2016 EOY 2017 EOY 2018 Q1 2019 Q2 2019 • Net debt has been reduced by over $500 million since the end of 2015 as a result of: • New World Fossil driving improved gross margins and operational efficiencies • Improved working capital management (1) Net Debt is calculated as Short Term Debt + Long Term Debt – Cash and Cash Equivalents. 24

4 CAPITAL STRUCTURE Capital Structure Capital Structure Philosophy • Current Credit Facility – Q2 2019 • Significant business volatility - Term loan with amortization - Fashion risk • March 2020: $64 million • December 2020: $165 million - Technology risk - ABL-like facility - Currency risk • Capacity up to $325 million, with approximately $220 million available • Capital structure implications as of the end of Q2 - Conservative debt posture • Cash generation capability - Maintain ABL for flexibility - Operating cash flow - Working capital 25

FINANCIAL GUIDANCE PROVIDED AUGUST 7, 2019 Q3 2019 Q4 2019 FY 2019 Net Sales (13%) to (6%) (5%) to 1% (12%) to (8%) Gross Margin 52.0% to 54.0% 50.0% to 53.0% 52.0% to 53.0% Operating Expenses(1) $275 million to $295 million $305 million to $335 million $1,110 million to $1,160 million Operating Margin 0.0% to 2.5% 9.0% to 11.0% 2.5% to 3.5% Other Income Approximately $1 million Approximately $1 million Approximately $27 million (Expense) Interest Expense Approximately $8 million Approximately $8 million Approximately $31 million Income (Loss) Before $(7) million to $6 million $62 million to $77 million $45 million to $75 million Taxes Note: Excluded from this guidance is any potential impact from tariff charges related to List 4 under Section 301. As of our August 7, 2019, earnings announcement, we estimated the gross exposure from an additional 10% List 4 tariff, which could be recognized in the second half of 2019, as approximately $5 million to $10 million assuming no offsets for price increases, sourcing changes, or other additional changes to regulatory rulings. (1) Includes a range of restructuring charges as follows: Q3 = $8-11 million, Q4 = $7-9 million, FY 2019 = $33-37 million 26

QUARTERLY REVENUE PHASING Q1 Q2 Q3 Q4 FY 2018 Year / Year Change (2%) (3%) (12%) (15%) (9%) in Sales Impact of Currency (5%) (3%) 1% 2% (1%) Constant Currency Change in Sales (7%) (6%) (11%) (13%) (10%) 2019 Year / Year Change (18%) (13%) (13%) to (6%) (5%) to 1% (12%) to (8%) in Sales(1) Impact of Currency(1) 3% 2% 2% 1% 2% Constant Currency Change in Sales(1) (15%) (11%) (11%) to (4%) (4%) to 2% (10%) to (6%) Note: Business exits and store closures have negatively impacted top line results and will continue to do so in Q3 and Q4 2019. In addition, higher liquidation levels in the first half of 2018, which caused more difficult comparisons for the first half of 2019, diminish in Q3 and Q4 2019. (1) Q3 2019, Q4 2019, and FY 2019 represent guidance estimates as provided August 7, 2019. 27

SUMMARY Near-term focus is growth through transformation Reignite traditional watch through product innovation Reach We will consumers… Grow connected and jewelry continue to Pivot To whenever, evolve with the Growth wherever, Accelerate China/India growth industry to: however Expand online selling, both owned and third-party Optimize and grow direct to consumer channels …with Grow share and maximize profitability in wholesale world class commercial Advance pricing and revenue management capabilities effectiveness Apply analytics and science to everything we do Improve Operational Upgrade planning and sourcing methods Efficiencies …and Expedite indirect sourcing savings end to end operational Dramatically improve speed to market proficiency Establish an optimally sized commercial infrastructure 28